Light Revolution Fund, Inc.



Supplement to Light Revolution Fund Prospectus Dated June 4, 1999


                    Removal of Redemption Fee

     Effective September 16, 1999, the 1.0% redemption fee on redemptions of shares of the Light Revolution Fund within twelve months of their purchase has been removed and shall no longer be imposed on redemptions of shares of the Light Revolution Fund.


                      Sales Charge Waivers

     In addition to the sales charge waivers set forth in the prospectus, (i) Keogh plans with at least $500,000 in net assets and at least 2 plan participants and (ii) vendors or service providers of the Fund or the Adviser may purchase shares of the Light Revolution Fund at net asset value without the imposition of any sales charge.


                   Appointment of New Director

     Effective September 15, 1999, Robert W. Burnett was appointed to the board of directors of the Light Revolution Fund to fill a vacancy created as a result of the expansion of the board. Mr. Burnett is a disinterested director of the Fund.

     This Supplement should be retained with your prospectus for future reference.

     The date of this supplement is September 28, 1999.